EXHIBIT 99.1 November 28, 2023

Legal Discussion Continuing Operations Financial results are presented on a continuing operations basis, which excludes the Performance Materials business and Performance Chemicals business unless otherwise indicated. Forward-Looking Statements Some of the information contained in this presentation, the conference call during which this presentation is reviewed and any discussions that follow constitutes “forward-looking statements.” Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “projects” and similar references to future periods. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Examples of forward looking statements include, but are not limited to, our future results of operations, financial condition, liquidity, prospects, growth, goals, strategies, capital allocation programs (including our share repurchase program), product and service offerings, and expected end use demand trends and 2023-2028 financial goals. Our actual results may differ materially from those contemplated by the forward-looking statements. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, regional, national or global political, economic, business, competitive, market and regulatory conditions, including tariffs and trade disputes, currency exchange rates, effects of inflation, and other factors, including those described in the sections titled “Risk Factors” and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” in our filings with the SEC, which are available on the SEC’s website at www.sec.gov. Any forward-looking statement made by us in this presentation, the conference call during which this presentation is reviewed and any discussions that follow speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable law. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including adjusted EBITDA, Organic Adjusted EBITDA margin, adjusted free cash flow, net debt leverage ratio, return on average net tangible assets, and cash conversion, which are provided to assist in an understanding of our business and its performance. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Non-GAAP financial measures should be read only in conjunction with consolidated financials prepared in accordance with GAAP. Reconciliations of non-GAAP measures to the relevant GAAP measures are provided in the appendix of this presentation. In reliance upon the unreasonable efforts exemption provided under Item 10(e)(1)(i)(B) of Regulation S-K, the Company is not able to provide a reconciliation of the Company’s non-GAAP financial guidance to the corresponding GAAP measures without unreasonable effort because of the inherent difficulty in forecasting and quantifying certain amounts necessary for such a reconciliation such as certain non-cash, nonrecurring or other items that are included in net income and EBITDA as well as the related tax impacts of these items and asset dispositions / acquisitions and changes in foreign currency exchange rates that are included in cash flow, due to the uncertainty and variability of the nature and amount of these future charges and costs. Because this information is uncertain, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. 2

Agenda 9:00am–9:05am Gene Shiels, Director of Investor Relations Introduction and FLS 9:05am – 9:25am Kurt Bitting, Chief Executive Officer Strategy Update Colleen Donofrio, VP, Environment 9:25am – 9:35am Sustainability Framework & Sustainability 9:35am – 10:00am George L. Vann, President, Ecoservices Ecoservices Overview 10:00am – 10:10am Break Advanced Materials & Paul Whittleston, President, 10:10am – 10:35am Advanced Materials & Catalysts Catalysts Overview Financial Overview and 10:35am – 10:50am Mike Feehan, Chief Financial Officer Long-Term Targets 10:50am – 11:30am All Speakers Q&A 3

Kurt Bitting, CEO More than 25 years of experience Originally joined the company in 2006, serving in Ecoservices, at the time a division of Rhodia, as Sulfur Products Manager, Business Director and Vice President Played a key role in Ecoservices’ divestiture from Solvay and eventual merger with PQ Corp Appointed President, Ecoservices in 2019 Promoted to Chief Executive Officer in April 2022 4

Strategy Update Kurt Bitting Chief Executive Officer 5

Company Overview E Ec co ov vy ys st t 1 b by y t th he e n nu um mb be er rs s 2022 Sales Geography End Use Segment $953M 1 2022 Sales 3% 6% 6% 26% 35% 36% $277M 2 2022 Adjusted EBITDA 74% 14% 85% 15% 10 Manufacturing Facilities Industrial, Mining & automotive Ecoservices North America Europe Clean Fuels, Emission Control & Other Polymers & Engineered Plastics Asia Rest of World Advanced Materials & Catalysts ~880 Regeneration and Treatment Services Employees Company-Wide Commitment to Sustainability with a Focus on Environmental Stewardship 1. Calculations include $133M of total sales attributable to the Zeolyst Joint Venture (“Zeolyst JV”), although such sales are not consolidated with our results or operations 6 2. See Appendix for reconciliation of non-GAAP measures

2018-2022 Historical Financial Performance 1 Sales 6% 9% CAGR 2 Adjusted EBITDA CAGR Chart Title Adjusted 2 EBITDA $953 6% CAGR ~30% $743 2 Adjusted EBITDA Margins $703 $684 $625 ~70% 2,3 Cash Conversion $277 $240 $228 $218 $193 ~24 Million Shares Repurchased 2018 2019 2020 2021 2022 since April 2022 Sales ($M) Adj. EBITDA ($M) 1. Includes 50% share of sales from Zeolyst Joint Venture 2. See Appendix for reconciliation of non-GAAP measures 7 3. Cash conversion % = (Adjusted EBITDA – CapEx) / (Adjusted EBITDA)

Advanced Materials & Catalysts Formerly Catalyst Technologies Silica Catalysts for HDPE Global Leadership Hydrocracking Catalysts Renewable Fuels Materials Key Supplier of Essential Products And Services Ecoservices Regeneration for North American Refining, Supplying Leading Refineries #1 Supplier Largest Producer in North of Merchant Sulfuric Acid America Regen and Virgin Acid Leader in Catalyst Activation Technologies 8

Core material science expertise highly aligned with decarbonization technologies Established solutions in sustainable segments with large growth potential Competitive Advantages Drive Longstanding, sticky relationships with high barriers to entry Value Proposition Favorable industry structures that protect margins and balance sheet Unrivaled supply infrastructure and manufacturing networks 9

Decades of History, Adapting to Solve the Problems of the Future New Management Team Catalyst Chem32 Pioneered Regeneration Products Focused on Executing Process Launched IPO Acquisition Growth Strategy 2023 & 2021 1880s – 1890s 1950s–1980s 1988 2020-2021 Beyond 1943 1980 2017 2021 2022 Strengthen Core First Sulfuric Acid Plant Build out of Zeolyst Joint Divestiture of Potters Transition to Business and Invest in and Beginning of Oldest Ecoservices Plant Venture Formed and PQ Businesses Ecovyst Emerging Technologies Customer Relationship Network 10

Strategy for Creating Shareholder Value Strengthen Leading Positions in Core Segments Regeneration Hydrocracking • Maximize production capabilities and reliability via digitization, Treatment Services AI, and efficiency gains Emissions Controls • Deliver strong margins and cash generation through commercial excellence Capture Share in Industrial Segments Polyethylene Virgin Acid • Growth through capacity expansion and debottlenecking Custom & Chemical Catalysts • Leverage technology and service advantages to capture share Accelerate Growth in Emerging Sustainable and Low Carbon Segments Renewable Fuels Functional Silica/Enzymes • Drive innovation through material science expertise Advanced Plastics Recycling • Commercialize new products through deep customer relationships Activation and Services Carbon Capture • Expand capacity and technology via organic and inorganic investments Sustain an industry-leading safe and responsible workplace 11

Enabling Customers to Solve Complex, Everyday Challenges



CORE GROWTH
INDUSTRIAL GROWTH
EMERGING GROWTH
Virgin Acid Piping, Building Materials, Apparel, Automotive
Zeolites Plastics Circularity
Advanced Silicas CO_2 Capture
Advanced Silicas Immobilized Enzymes
Virgin Acid Mining (copper)
Advanced Silicas Films, Packaging, HDPE
Waste Treatment
Zeolites Renewable Diesel, SAF
Chem32 Catalyst Activation for Conventional and Renewable Fuels
Zeolites Hydrocracking, Emission Control
EV Charging Station
EV
Zeolites Renewable Diesel
Chem32 Catalyst Activation
Virgin Sulfuric Acid Lead Acid Batteries, Ethanol Production, Mining (copper, borates, lithium)
Acid Regeneration Alkylate Production

ecovyst

12

Well-Positioned to Capitalize on Global Demand Fundamental Growth Drivers Expected to Remain Favorable Industry Trend Key Ecovyst Exposure Ecovyst Growth Projection Clean Fuels Regeneration, Hydrocracking GDP+ Green Infrastructure/EVs Virgin Acid GDP++ Global Firm and Packaging Advanced Silicas Renewable Fuels and Sustainable Aviation Fuel Zeolites Plastics Circularity Functionalized Silica for Immobilized Enzymes GDP+++ Bio & Green Chemistry Silica for Adsorbents Carbon Capture/Clean Water 13 Emerging Industrial Core

Balanced Growth from Emerging and Leadership Segments 45% Emerging + Industrial 38% Emerging + Industrial Each Growth Tier Delivers ~1/3 of Sales Growth Attractive Organic Growth, Best-in-Class Compounding Shareholder Returns Margins, Strong Cash Generation 14

Ecoservices $603 Million $206 Million September 2023 TTM September 2023 1 Segment Adjusted TTM Sales 1 EBITDA Regeneration Services Catalyst Activation Virgin Sulfuric Acid Treatment Services Regeneration services for Oleum Hazardous and non- refinery alkylation Hydro-processing hazardous waste High strength for mining minerals and metals production Renewable fuel production Electrolyte grades (for water treatment, semiconductors, and lead acid batteries) 1. See Appendix for Reconciliation of non-GAAP measures 15 Applications

Ecoservices Growth Drivers

Driven by a Changing and Charging World

Favorable Industry Structure

		Expected Growth Rates 2022-2028
Regeneration Services	Favorable alkylate demand for high-octane fuels — High industry utilization	Gasoline Exports[1]: **+800 KBPD** **+1300 KBPD by 2040** Refinery Utilization[1]: **92%**
Virgin Sulfuric Acid	Electrification and growing needs for industrial applications (mining, nylon)	Copper Production[2]: **+3%**
Catalyst Activation	Growing demand for ex-situ activation in both traditional and renewable fuels	Activation[3]: **+17%**
Treatment Services	Debottlenecking providing for further growth opportunities	**$19B**: North American Chemical Expansions by 2025[4]

1. 2023 EIA Annual Energy Outlook. KBPD = thousands of barrels per day.
2. Bloomberg, Refined Copper Demand from traditional versus energy transition sectors
3. Management Estimate
4. American Chemistry Council - Chemistry Outlook June 2023

ecovyst

16

Advanced Materials & Catalysts $242 Million $75 Million September 2023 September 2023 TTM 1,2 TTM Sales Segment Adjusted 2 EBITDA Advanced Silicas (100% Ownership) Zeolyst International (50% Ownership) HDPE and LLDPE production Hydrocracking Chemical Catalysts Renewable Fuels Functionalized Silicas Emission Control Technologies Carbon Capture Advanced Plastics Recycling 1. Includes 50% share of sales from the Zeolyst Joint Venture 2. See Appendix for Reconciliation of non-GAAP measures 17 Applications

Advanced Materials and Catalysts Growth Drivers

Global Sustainability Initiatives Boosting Growth

		Expected CAGR 2022-2028
Advanced Silicas	Polyethylene Strengthening and Light Weighting of Materials Bio-Catalysts and Green Chemistry Carbon Capture	Polyethylene[1] **+3%** CO_2 Capture[2] **+25%**
Zeolyst International	Decarbonization of Heavy Duty and Air Transport Advanced Plastics Recycling	Renewable Diesel and SAF Production[3] **+27%** Plastics Circularity[4] **+25%**

ecovyst

1. Chemical Market Analysis by OPS April 23
2. Bloomberg NEF, Global Carbon Capture to Rise Six Fold
3. Bloomberg Renewable Fuels Announced Capacity Database Oct 23
4. Bloomberg NEF and Management Estimates

18

Vision for Long-Term Sustainable Growth Sustainability- Share Gain Capital-Efficient Opportunistic Driven Innovation Opportunities Expansion Inorganic Growth Materials science Asymmetric win rate Capacity expansions Adjacent and sensible expertise enables with leading and debottlenecking bolt-on opportunities sustainable solutions producers Leverage development Deliver attractive Technology-enabled Increase scale and and rapid margins via value- reliability and technical capabilities commercialization based pricing efficiency gains capabilities 19

Flat operational hierarchy with strong focus on developing lasting customer relationships Culture of Purpose is Empowered employees are driven to Driving Success execute with speed and efficiency High number of customer touchpoints leading to meaningful partnerships and innovative solutions 20

Committed to Implementing the Ecovyst Strategy and Creating Value for Shareholders Kurt Bitting Mike Feehan George L. Vann Paul Whittleston Chief Executive Officer Chief Financial Officer President, Ecoservices President, Advanced 25 Years of Experience Materials & Catalysts 25 Years of Experience 30+ Years of Experience 30 Years of Experience ALSO IN ATTENDANCE: Board Chair Kevin Fogarty Board Members David Bradley Sean Dineen Colleen Donofrio Joseph S. Koscinski Vice President, Strategy Vice President, Environment Chief Administrative Officer, Vice Anna Catalano and Business Development & Sustainability President, Secretary & General Counsel 25+ Years of Experience 35+ Years of Experience 25+ Years of Experience 21

Products and technology already capitalizing on global sustainability trends Industry leadership positions provide durable competitive advantages Attractive Investment Attractive and stable margins Case Driven by Profitable Growth Strong free cash flow generation Ability to reinvest earnings into business, funding strong organic growth opportunities Balanced capital allocation strategy 22

Sustainability Colleen Grace Donofrio VP, Environment & Sustainability 23

Focusing on Sustainability Internally & Externally Through our Operations and Products

ECOSERVICES

Spent Sulfuric Acid Regeneration

- Recycles **1.5M** tons of spent acid each year
- Provides steam to reduce carbon footprint
- Processes for heat, steam, and electricity generation could power ~**11,000 homes per year**

Treatment Services (TS)

- Accepts customers high heat value waste

Virgin Acid Production

- Supports electrification end uses

Catalyst Activation

- Supports renewable diesel production

ecovyst ADVANCED MATERIALS & CATALYSTS

R&D Investment in Sustainability
2015: 60% **2022: 83%**

Advanced Silicas & Supports – Alpha™

- Adsorb contaminants in produced water from oil and gas production
- Carbon capture
- Immobilize enzymes for bio-catalysis
- Capture and recover metals from waste streams

Zeolites – Opal™

- Decrease energy intensity of plastics recycling
- Support sustainable aviation fuel (SAF) production
- Foster NOx emissions abatement for diesel vehicles

ecovyst
Inorganic Solutions
24

Inaugural Ecovyst Environmental Initiative Award for the Most Impactful Climate Change Reduction Project 2021-2022 Baton Rouge furnace optimization project: Addition of temperature and oxygen controls to reduce natural gas consumption I In nt te er rn na all S Su us st ta aiin na ab biilliit ty y Automation driven optimizations in natural gas usage t th hr ro ou ug gh h O Op pe er ra at tiio on ns s exceeded our target by over 20% in the first year 2 20 02 21 1- -2 20 02 22 2 F Fu ur rn na ac ce e O Op pt tiim miiz za at tiio on n P Pr ro ojje ec ct t Deployed at another Baton Rouge furnace and the Dominguez furnace Plans for the remaining Ecoservices acid plants by 2028 25

External Sustainability though Products: R&D Collaborations & Innovative Products Drive Sustainability Demand Stemming from Waste Oil & Fats Customers and the Environment Bio-Oils • Decarbonization requires transitioning to cleaner fuels Hydro-deoxygenation Zeolites Meet the Demand Hydrocracking • Improve fuel properties to meet regulatorily-set fuel specifications Dewaxing • Contribute to meeting US challenges and Dewaxing proposed EU mandates Sustainable Fuels Our Zeolites and Catalysts for SAF and Renewable Diesel for Aviation & Heavy production are used at over 15 customer locations with more than 30 additional customer projects in the pipeline Trucking 26

Award-Winning Sustainability Program *Insert Gold 2022 EcoVadis Logo* 2022 EcoVadis 2022 American Chemistry Council 2022-2023 Transportation Product Gold Sustainability Rating Certificates of Excellence Stewardship & Safe Handling & Achievement Daily commitment to safety beyond our facility borders & a testament Achievements in environmental, Recognition of safety, culture, and to Ecovyst’s safety culture labor & human rights, ethics and results sustainable procurement BNSF Product Stewardship Canadian National Safe Handling Excellence 7 U.S. Sites 2022 Gold Rating Union Pacific Pinnacle Safety Award Top 3% in our peer group Achievement 2 U.S. Sites 9,222 Incident-free Shipments in 2022 >99.9% Our Sustainable Program Aligns With Recognized Standards Sustainability Accounting Global Reporting Initiative UN Sustainable Development Standards Board (SASB) (GRI) Standards Goals (SDGs) 27

Innovating for a Sustainable Future

Sustainability Goals

	2025	2030
FUEL USAGE	Implement a **network-wide** natural gas optimization plan	Achieve **~10% reduction** in natural gas usage or obtain equivalent offsets
POWER USAGE	Achieve **65-70%** of electricity usage from on-site generation and/or renewable energy by EOY	Achieve **75-80%** of electricity usage from on-site generation and/or renewable energy
HEALTH, SAFETY & ENVIRONMENT	Achieve Perfect Days within each business segment of **≥ 92%**	Achieve Perfect Days within each business segment of **≥ 95%**
COMMUNITY ENGAGEMENT	Standardize tracking of all community engagement activities & permit all employees to take up to **8 hrs/yr** paid volunteer leave	Target **1,800 hours** of volunteer time per year

Reduction of **~66,000** mt CO_2

Emissions Equivalent of ~16,000 Cars

ecovyst

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Ecoservices Overview George L. Vann, Jr President, Ecoservices 29

Established Leadership Position in Essential and Growing End Uses Q3 2023 TTM Sales Supplier of Regen 10% and Virgin Acid #1 35% 55% Serving 6 of 10 Largest NA Refineries Regeneration Virgin Sulfuric Acid Other Long-term viability of High barriers- High switching Strategic State-of-the- US refining customer base and to-entry costs geographic art facilities demand growth for alkylate positioning 30 Competitive Advantages

INDUSTRIAL EMERGING Diverse, Industry-Leading Business Units 01 02 VIRGIN SULFURIC ACID REGENERATION SERVICES & SULFUR PRODUCTS • Regeneration services for Refinery • North American leading producer Alkylation Units (virgin acid) • Chemical spent regeneration • Oleum • Industry leader • Electrolyte grades • 35% expansion of Gulf Coast • Dilute Acid capacity since 2016 • Sulfur Co-Products TREATMENT SERVICES CATALYST ACTIVATION • Converts waste into energy • Leading Ex-Situ Catalyst • Hazardous/Non-Hazardous Activation provider • Primarily Gulf Coast • Hydro-processing/Renewable fuels • Additional services include air stabilization and cracked feed tolerance 04 03 31 CORE CORE

Network Agility Provides Competitive Advantage Service provider model designed to drive higher margins BARGE RAIL PIPELINE TRUCK 26% 24% 30% 20% UNRIVALED SUPPLY INFRASTRUCTURE Hammond, IN Martinez, CA Managing end to end supply chain & customer inventories Production redundancy in key refining Dominguez, CA locations enables the highest degree of reliability >65% Of alky capacity located in West Coast and Gulf FAVORABLE CUSTOMER Coast regions Baytown, TX POSITIONS Plant Sites Long-term contracts with cost pass-through Baton Rouge, LA Houston, TX Key Customer Chem32 Typically, majority share of supply for customers Orange, TX Locations Take-or-pay and capacity reservation fees 32

Operational Excellence and Enhanced Reliability Expected to increase Operational Efficiency >10% by 2028 Automation of Sites to Strategic Initiatives Improve Operating Efficiency Expected capacity increase >70kt by 2028, for Organic Growth with improved on-stream time Expansion of Catalyst Activation Production Capability Expected to double catalyst activation capacity by 2027 33

Tightening Regulations Driving Global Alkylate Demand 1 Spread Between Retail Premium and Regular Gasoline Regular Premium 12-13% alkylate 40-45% alkylate Gasoline content p/g gasoline Gasoline content p/g gasoline $0.60 $0.40 10.5% $0.20 3 7.5% CAGR $- 2010-2020 Increase in smaller engines (4- Expanding and strengthening US Exports of cylinder/turbo charged) which supply chain operations to Finished Motor require premium gasoline maintain logistics advantage Gasoline 1 Premium Gasoline % of Total Gasoline Pool 15.0% Alkylate is the most desirable blending component because it increases 10.0% octane while keeping other clean fuel parameters in specification 5.0% FCC/Coker Butane/ Naphtha Alkylate Reformate Ethanol 0.0% Naphtha Butene Isomerate 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Olefins - - 2 Alkylate Economics (cts/gal) Aromatics 600 RON/MON 400 200 Octane - - - - 0 Sulfur - - Vapor Pressure Iso Butane Price Butane Price Alkylate Price Gross Margin on Alkylate 1. EIA 2. Bloomberg 34 3. LMC

Regeneration Services Mirrors Industrial Gas Business Model Strategic Sulfuric Acid How We Win Growth Drivers Initiatives Impact A catalyst used in the Reliability improves on-stream Pricing increases Operational production of Alkylate, a high-value, time delivering Excellence and gasoline-blending component >10% volume increase Enhanced Reliability Opportunities for spot Automation business based on Expansion of logistics component component component constrained assets at capability enable capture of other suppliers customer’s additional volume Growth Through 4.4M Major Refinery Customer Barrels of sulfuric acid we regenerate annually Ecoservices Capital plan to upgrade major Additional volume based equipment, increasing on customers’ expansions Price & operational efficiency Customer Expansions 35

Sulfuric Acid Product Electrolyte High Strength Oleum Industries Nylon Industrial Mining Intermediates End Use Virgin Sulfuric Acid Serves Growing, Diverse Industries • Pet Chem and Chemical • Electrification • Vehicle lightweighting • Lead Acid Batteries • Construction / Infrastructure • Construction • Water Treatment • Personal Devices • Coatings and Packaging • Semiconductors Ecoservices Advantages High purity acid is used for Lead High strength acid is used Largest producer of Oleum, Acid Batteries, water treatment, in mining applications for copper a super saturated sulfuric and other growing industrial leaching and borate production acid primarily used for segments including pet chem (electric vehicles, tech devices, Nylon production and semiconductors and construction) 36

Virgin Sulfuric Acid Business Grows with Industrial End Use Strategic Initiatives Impact How We Win Growth Drivers Demand growth for copper, Additional volume with Operational borates and lithium Excellence and increased on-stream time Enhanced Reliability Automation GDP growth in other segments Better operational efficiency Nylon | Chlor-alkali | Water with reliability and Treatment | Ethanol | Batteries automation initiatives Growth Through GDP growth in Expand logistics capacity petrochemical/chemical and infrastructure Volume segments Loading Racks | Tanks | Etc. & Price 37

Catalyst Activation Serves Growing Renewable Segment Global Renewable Fuels International 1 Hydroprocessing Sites Renewable Fuels 140 Benefits Leverage Our Refining Relationships 120 and Sulfur Knowhow 100 80 Sites require new 60 Enables Refineries to Outsource catalysts every Difficult Task of Sulfiding 12-18 40 months Demand Quicker Reactor Startups 20 Drivers Growth in Renewables 0 2018 2022 2026F 2030F Cleaner Fuels - Hydroprocessing 1. Bloomberg 38

Catalyst Activation Expanding in High-Growth Segment Fuels Performance Strategic Initiatives Impact How We Win Growth Drivers Operational Expansion of reactor capacity Increasing demand for Excellence and to meet customer demand catalysts for renewable fuels Enhanced Reliability Automation Reliability improves on-stream Continued outsourcing time delivering >10% increased of catalyst activation Expansion volume on existing assets Growth Through Expand customer base to end Gain new business as more users and gain new customers refineries look to outsource catalyst activation Volume & Price 39

Treatment Services is the Go-To Solution for Chemical Waste Management Strategic Leader in the treatment of unique chemical waste 1 Demand Drivers Initiatives Impact Consumer spending Capability to dispose of hard-to-handle materials 2 Housing | Construction Benefits component Packaging | Hygiene Operational Repurposes hazardous waste that otherwise could Preferable to other waste Excellence and 3 go to deep well injection Enhanced Reliability treatment drivers Automation Growth component Opportunities Revenue growth of >50% last several years Growth Through Only permitted NA producer that processes hazardous wastes, providing for additional opportunities Forecasted growth continues of more than Volume Growing chemical & Price 10% over next five years production in Gulf Coast will increase waste generated 40

Primed to Deliver Attractive Growth Sales Growth Margin expansion driven by price accelerate volume growth through and volume increases increased on-stream time and additional logistics capability Projected Adjusted EBITDA Growth Operating Leverage maintain strategic pricing and contract structure, leveraging operational 5-7% excellence initiative CAGR Strong Visibility 1 2022 2028F 2022 into necessary capital requirements to capitalize on growth opportunities 1. See Appendix for Reconciliations of non-GAAP measures 41

Strong Performance Across Business Segments Continued Growth in Markets Served Key Takeaways Strategic Initiatives Enable Our Growth Plan 42

43

Advanced Materials & Catalysts Paul Whittleston President, Advanced Materials & Catalysts 44

Ecovyst Advanced Materials & Catalysts – Leveraging The Unique Properties Of Zeolites & Silicas

ecovyst

40+ Year Legacy
In Silica Chemistry

Advanced Silicas


ecovyst

Expertise in development and synthesis of Silica-based supports & catalysts and commercial management

Silica Feedstock Produced by Ecovyst

Polyethylene Catalysts	Chemical Catalysts
Polyethylene Supports	Sustainable Catalysts
Antiblocks	Functional Silicas

- Research, development & scale up
- Manufacturing at Kansas City and across global network of contract manufacturers
- Commercial responsibility

ZEOLYST INTERNATIONAL

35+ Year 50-50
Partnership



Expertise in catalysts for refinery & petrochemical

Shell Catalysts & Technologies

Zeolite Feedstock Produced by Zeolyst

- Hydro Cracking Catalysts
- Specialty Catalysts

- R&D activities
- Tolled catalyst production
- Sales within Shell & to 3rd parties


ecovyst

Expertise in development and synthesis of Zeolite structures & catalysts, and commercial management outside of HCC and Specialty

Advanced Recycling	Renewable Fuels
Merchant Y Powder	Custom Zeolites & Catalysts
Emission Control	

- R&D activities including Y Powders & scale up
- Manufacturing at Delfzijl, NL & Kansas City, USA
- Sales to Hydrocracking co-producers
- Commercial responsibility

ecovyst 45

Deep Materials Science & Complex Manufacturing Process Know-How

Advanced Silica

Simple Materials, High Complexity Processes

Heat — Aggregate — Process — Form



Crystalline Silica (Sand) → Water glass → Amorphous Silica building block → Aggregated Silica → Formed Silica

Many Different Forms of Silicas From Ecovyst

Types	ES	EP	MS	Granular	Beads	*Extrudates*
Shape						

Zeolyst

Porous Materials, High Complexity Processes

Mixing — Crystallization — Process



Silica Alumina → Gel Formulation → Structure Formation → Zeolite Crystals

Many Different Types of Zeolites From Ecovyst

Types	FAU Y Powder	BEA Beta	MOR Mordenite	MFI ZSM-5	FER Ferrierite
Pores					

ecovyst

46

New Name Reflects Our Competencies, Heritage And Future Our Core Competencies Our Legacy & Heart Our Competency & Future Deep R&D expertise in Silica 35-year+ partnership for Zeolite- and Zeolite materials based catalysts 40+ years Silica Analytical processing technologies catalysts & additives for Polyethylene Our Legacy Rapidly develop and & Heart and scale new technologies Flexible manufacturing assets Our core ability to We create value for our customers modify materials using science to through the development and sale create products with significantly Advanced Materials of catalysts and supports that different functionality & higher & Catalysts enable catalyzed reactions value is differentiating 47

Launching New Product Branding Alongside New Name Business Unit Advanced Materials & Catalysts Advanced Silicas Zeolyst International® Sub-Business Unit TM TM Alpha Opal Brand TM TM Alpha carries the concept of Opal carries the concepts of specialty leadership and being first products, purity and high value Polyethylene Catalysts Sustainable Fuels Advanced Recycling Polyethylene Supports Emission Control Application & Anti-blocking Silicas Product Focus Custom Zeolites Chemical / Bio-Catalysts & Supports Hydrocracking & MACH Functionalized Silicas Oparis™, Zataris™, & ATA 48

Customized Solutions From Lab To Commercial With Speed & Quality Customer Need Laboratory Scale (Grams) Ecovyst and customer team define Bench scale equipment used to problem & potential solution develop concept and prepare first solutions 1 2 Continuous Innovation Commercialization (Tons) Pilot Plant (Kilograms) Process Commercialization plants mirror Stage Gate review confirms pilot assets, ensuring consistent business case before rapidly 4 3 quality and rapid scalability introducing pilot scale production Pilot facilities co- Highly experienced & Global collaboration Depth in Advanced Same team develops, located with R&D qualified team, with 11 PhD, Material Science between R&D scales, and technically team enabling rapid 9 MS & 14 BSc, averaging capabilities centers supports launch scale up 16 years with Ecovyst 49

Anticipated Launch Advanced Silicas Capabilities 2025 Carbon Functionalized Silicas for CO 2 Capture capture, storage, and use In-Depth Advanced Materials Capabilities Enable Customers To Develop Solutions Anticipated Launch 2024 for Their Sustainable Future Clean Functionalized Silicas for metal recovery Water & produced water clean up Anticipated Launch Early 2024 Enzyme Bio-catalysts for food, chemical, Immobilization and biomass-based processes Launched Q2 2023 Renewable Catalysts & Supports for renewable Processes processes e.g., Bio-butadiene & SAF EMERGING APPLICATIONS Catalysts & Supports for Polyethylene Polyethylene market INDUSTRIAL APPLICATIONS Chemical Catalysts to produce Methyl Methacrylate & Ethyl Acetate Catalysts 50

Customized Solutions Addressing Polyethylene Market Needs, Targeting 2-3x Market Growth Rate

Where We Play



1
AlphaPol
Supports & Catalysts
2
AlphaBloc
Antiblocking Additives
Feedstock
Ethylene
Polyethylene
Films/ Blow Molding / Packaging
3
Opal Infinity
Pyrolysis Catalysts

Polyethylene (PE) Potential Demand



Source: Chemical Market Analytics by OPS April 2023 & Ecovyst Management Estimates
2030F
151MT of PE
3 - 4%
CAGR
2021
114MT of PE

Positioned to deliver **2 – 3x industry growth**

Key Drivers

- Increasing global use of Polyethylene
- Food storage & preservation needs
- Light weighting of materials

How We Win

- Partner with key technology licensors & producers
- Develop new products in partnership with customers
- Reliable, quality, and cost-effective supply

ecovyst

51

Advanced Silicas Are Enabling Enzyme Immobilization Technology To Rapidly Commercialize Where We Play Immobilized Enzymes Potential Source: Grand View Research Enzyme Market Functionalized & Ecovyst Management Estimates 2030F 2 Silicas $1,100M Value 16% CAGR Use Silica Functionalize Immobilize Bio-Catalyst 2021 $300M Value Advanced Enzymes 1 Focus on immobilized Silica for food applications Silicas Key Drivers How We Win • Execute current project pipeline, then broaden • Increasing demand for cost-effective food • Emerging technology to modify & test enzymes • Rapid R&D & qualification meeting customer needs • Scale commercial & technical expertise • Energy intensity, HSE profile & ease-of-use 52

Advanced Silicas Are Enabling Efficient Capture Of CO_2 Produced From Power Generation

Where We Play


1
Alpha Select
Functionalized Silicas
Flue Gas/Air
CO2 Adsorption
CO2 Desorption
CO2 Storage & Use
Downstream Processing
2
Ecovyst Silica Recovery
Silica Recovery
3
Alpha Cat
Opal Renew
Chemical & Bio Catalysts
Chemicals

Carbon Capture Potential


Source: Bloomberg NEF & Ecovyst Management Estimates
2030F
279,000KT of CO2
23% CAGR
2021
43,000KT of CO2

Focus on **CO_2 emissions** from Power Generation

Key Drivers

- Global regulatory and social initiatives to lower CO_2
- High value of CO_2 credits
- Recovered CO_2 for downstream chemical production

How We Win

- Execute current project pipeline, then broaden
- Identify technology leaders and develop new systems
- Scale commercial & technical team

ecovyst
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Anticipated Launch 2025 Zeolyst International Advanced Sustainable Zeolites for alcohol to Aviation Fuels jet fuel applications Materials Capabilities Anticipated Launch 2024 In-Depth Advanced Materials Capabilities Advanced Zeolite catalysts for thermal Recycling pyrolysis of plastic waste Enable Customers To Develop Solutions for Their Sustainable Future Established 2020 & Gen 2 Expected 2025-6 Renewable Zeolites for dewaxing of renewable fuels Diesel EMERGING APPLICATIONS Catalyst & Supports jointly INDUSTRIAL Custom developed for specific Catalysts APPLICATIONS applications Hydrocracking catalysts for Low Sulfur petroleum-based fuels Fuels CORE APPLICATIONS Emission Zeolites for Emission Control Control 54

Zeolyst Advanced Material Science Is A Key Enabler For Global Decarbonization Efforts

Where We Play



1 Opal Renew Dewaxing Materials
Hydrogenated vegetable oils
Hydro-deoxygenation
Dewaxing
Renewable Diesel
Hydrocracking
Dewaxing
Sustainable Aviation Fuel
2 HCC Catalysts
3 Opal Renew Dewaxing Materials
Biobased Feedstocks
Alcohol
Oligomerization
Sustainable Aviation Fuel
4 Opal Renew Oligomerization Catalysts

Renewable Diesel & Sustainable Aviation Fuels

Source: Bloomberg BNEF & Ecovyst Management Estimates



2021
10,500KT of Fuel Capacity
23% CAGR
2030F
69,600KT of Fuel Capacity

Focus on **growing** with current & new licensors

Key Drivers

- Regulatory requirements promoting decarbonization
- Commitment of airlines to decarbonize fuels
- Food vs. fuel pressures enabling new technologies

How We Win

- Established partnerships with technology licensors
- Staying ahead through innovation
- Propriety manufacturing know-how

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Zeolyst Technologies Are Improving The Cost-Effectiveness To Recycle Plastic Waste Where We Play Advanced Recycling Potential Source: Bloomberg BNEF & Ecovyst Management Estimates 2030F Off- HCC Zeolite 5,300KT of Plastic 2 Catalysts 1 Catalysts Gasses 25% CAGR Mixed Pyrolysis Hydrocracking Plastic 2021 Size Reduction Fractionation Reactor & Purification Wastes 880KT of Plastic Pyrolysis Oil Chemical Production Focus on catalyzed thermal processes How We Win Key Drivers • Partner with processors with access to capital • Global regulatory and social initiatives and plastic collection infrastructure • Inefficiencies of existing processes • Utilize existing technology and manufacturing footprint • Need & willingness of companies to innovate • Scale commercial & technical teams 56

Strong Team Developed And Positive Momentum Built, With A Relentless Focus on Execution Key Takeaways Organic growth in Polyethylene & Custom Catalysts continues to be robust Innovation 149 Growth 10-12% Our entry into renewable fuels is successful. CAGR We will profitably grow as capacity is added Core Growth Our deep Advanced Materials know-how enables expansion into emerging applications • Sustainable Aviation Fuel • Advanced Recycling • Carbon Capture • Enzyme Immobilization Our innovation capabilities, close partnerships with customers & unique production capabilities are key 1 2022 differentiators that will enable our continued success 57 1. See Appendix for Reconciliations of non-GAAP measures

Financial Outlook Mike Feehan Chief Financial Officer 58

Premier Financial Profile

Strong business fundamentals supported by global demand trends, leading supply positions, integrated supply network, favorable long-term contract structures, and innovative track record

High growth potential from favorable secular demand trends and compounding organic growth initiatives

Resilient financial profile with **mid-30%** average business segment margins from 2018-2022

Strong **cash flow** generation driven by healthy business profitability

2018-2022

6%	71%	29%	31%	15%
Adjusted EBITDA CAGR[1,4]	Average Cash Conversion[1,2]	Average Capital Intensity[1,3]	Average Adjusted EBITDA Margin[1,4]	Average ROANTA[1,5]


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1. See Appendix for Reconciliations of non-GAAP measures
2. Cash Conversion % = (Adjusted EBITDA – Capex)/(Adjusted EBITDA)
3. Capital Intensity = Capital expenditures as percentage of Adjusted EBITDA
4. Adjusted EBITDA calculation includes proportionate 50% share of sales from the Zeolyst Joint Venture
5. ROANTA = Return on Average Net Tangible Assets

59

Strong Track Record of Performance vs. Peers 1,2 Ecovyst Adjusted EBITDA ($M) Ecovyst Peer Comparison 31% $277 Average Adjusted $218 EBITDA Adjusted EBITDA Margin Adjusted EBITDA CAGR Margin (2018 – 2022 Average) (2018 – 2022) 2018 2022 31.3% 1,3 Ecovyst Cash Conversion 6.1% 79% 71% Average 65% 4.7% 18.6% 1,2 4 1 4 Ecovyst Peer Median3 Ecovyst Peer Median3 Ecovyst Peer Median Ecovyst Peer Median 2018 2022 1. See Appendix for Reconciliations of non-GAAP measures 2. Adjusted EBITDA margin calculation includes 50% share of sales from the Zeolyst Joint Venture 60 3. Cash Conversion % = (Adjusted EBITDA-Capex)/(Adjusted EBITDA). See appendix for reconciliation of non-GAAP measures 4. Represents the median companies in the S&P 1500 Specialty Chemicals Index as reported by FactSet

Strong Cash Generation Driving Investment for Growth & Enhanced Shareholder Value 1,3 Cash Conversion Cash Generation 79% 72% 71% 71% Net Leverage Excluding Impact 65% Driven By 4 of Share Repurchases • Growth in Adjusted EBITDA • Historically modest 3.8x capital spending 2018 2019 2020 2021 2022 3.2x 2.8x 2 Net Debt Leverage Ratio 3.8x 2.6x 2.4x 4.5x Deleveraging 3.9x 3.8x • No significant debt 3.3x 2.8x maturities until 2028 Target Long-Term • Interest rate caps Q3 2021 Q3 2022 Q3 2023 Leverage Range: limit rate exposure • Current cost of 2.0x – 2.5x debt ~5% 2018 2019 2020 2021 2022 1. Cash Conversion % = (Adjusted EBITDA-Capex)/(Adjusted EBITDA). See appendix for reconciliation of non-GAAP measures 2. Net Debt Leverage Ratio = (Total debt – cash and cash equivalents ) / TTM Adjusted EBITDA. See appendix for reconciliation of non-GAAP measures 61 3. See Appendix for Reconciliations of non-GAAP measures 4. Q3 2022 Share Repurchases = $73.7M ; Q3 2023 Share Repurchases $215.4M

6-8% 75% Organic Adjusted Average Cash Conversion EBITDA Growth 2028 Financial Goals 2.0x-2.5x >20% % Net Debt Leverage Ratio ROANTA Average 62

Capital Allocation Priorities Capital Allocation Strategy Focused on Maximizing Shareholder Value Cash Flow from Operations Projected Free Cash Flow / Leverage Maintenance Capex $200 $150 2.0x – 2.5x $100 Expansion Growth Capex $50 Operational Improvement $- 2023F 2024F 2025F 2026F 2027F 2028F FCF Net Leverage Leverage Reduction Allows for Flexible Capital Adjusted EBITDA Growth Target Net Leverage of Allocation Strategy to and Cash Conversion to 2.0x-2.5x Early in Include Bolt-On Acquisitions Bolt-on Acquisitions drive Free Cash Flow Projection Period and Share Repurchases Generation Share Repurchases 63

Focusing Capital Investments to Drive Growth 2018-2022 Average 2023 - 2028 Projected • Increase focus on growth capital, while maintaining appropriate levels for maintenance capital 25% 30% –~50% increase in average growth capital –~30% increase in average 70% 75% maintenance capital • Emphasize high growth projects in associated growth markets Growth Capital Growth Capital Maintenance Capital Maintenance Capital • Favorable expected financial investment returns 1 1 29% Average Capital Intensity 25% Average Capital Intensity 1. Capital Intensity % = Capital expenditures as a percentage of Adjusted EBITDA. See Appendix for Reconciliations of non-GAAP meaures 64

Key Initiatives to Drive Organic Growth Preferred technology and increasing sustainable product offerings projected to drive growth through 2028 Advanced Materials & Catalysts Grow at above market rates in polyethylene through know-how and customer partnerships Expansion of catalyst activation for hydroprocessing and renewable fuel production Continue growth of product offerings in renewable fuels driven by global decarbonization Debottlenecking virgin sulfuric acid production to Expand commercial technology of advanced meet demand in mining and industrials recycling for plastic pyrolysis Drive chemical catalyst growth in sustainable processes for new novel catalysts, such as enzyme development Favorable pricing benefit from inflation through long-term contract structure Advance functionalized silicas to capture demand from electrification and carbon capture 65

Opportunistic Exposure to Return on emerging trends and investment > cost Bolt-on M&A Strategy areas of growth in of capital sustainable markets Advanced Materials & Catalysts New catalyst technology platforms for Adjacent or Sustainable growth building on or adjacent to Zeolite and Silica complementary and margin profile capabilities technologies or services New services associated with efficient catalyst lifecycle Ecoservices Differentiated Synergy Expansion of virgin acid capabilities intellectual property opportunities and application Geographic reach know-how/expertise Expansion into adjacent services and technologies Financially Cultural fit/High 66 accretive customer intimacy Strategic Criteria Financial Criteria

Measuring Our Success Projected Adjusted EBITDA Growth 2023-2028 >10% CAGR 6-8% CAGR Organic Growth + Organic Growth Strategy Bolt-on M&A Strategy • Revenue: ~5-6% • Assumes acquisitions in • EBITDA: ~6-8% range of $50-$150m • No M&A • Capital allocation of leverage • Expect limited impact on reduction or share repurchase net leverage 2023F 2028F Organic Growth 2028F Organic Growth + M&A 67

Creating Lasting Shareholder Value S St tr ro on ng g C Ca as sh h D Du ur ra ab bl le e B Br ro oa ad d- -B Ba as se ed d F Fa av vo or ra ab bl le e G Ge en ne er ra at ti io on n B Bu us siin ne es ss s G Gr ro ow wt th h A Ac cr ro os ss s I In nd du us st tr ry y T Tr re en nd ds s F Fu un nd diin ng g a a M Mo od de ell w wiit th h A Al ll l S Se eg gm me en nt ts s,, D Dr riiv viin ng g D De em ma an nd d B Ba alla an nc ce ed d D Di if ff fe er re en nt ti ia at te ed d B Bu uiilld diin ng g a a M Mo or re e f fo or r P Pr ro od du uc ct ts s a an nd d C Ca ap piit ta all C Co om mp pe et ti it ti iv ve e E Ev vo ollv ve ed d S Se er rv viic ce es s A Allllo oc ca at tiio on n A Ad dv va an nt ta ag ge es s B Bu us siin ne es ss s M Miix x S St tr ra at te eg gy y 68

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Annual Segment Sales, Adjusted EBITDA and Margins TTM Year Ended December 31, September 30, ($ in millions, except %) 2023 2022 2021 2020 2019 2018 Sales: Ecoservices 603.3 702.5 500.5 401.9 447.1 455.6 Advanced Silica 97.8 117.7 110.7 94.0 85.7 72.1 Total sales 701.1 820.2 611.2 495.9 532.8 527.7 Zeolyst Joint Venture sales 143.7 132.6 131.3 128.6 170.3 156.7 1 Adjusted EBITDA : Ecoservices 206.0 227.8 177.7 157.2 175.6 176.5 Advanced Materials & Catalysts 75.1 78.0 88.0 74.5 107.8 81.1 Unallocated corporate expenses (21.8) (29.0) (38.1) (39.1) (43.3) (39.4) Total Adjusted EBITDA 259.3 276.8 227.6 192.6 240.1 218.2 1 Adjusted EBITDA Margin : Ecoservices 34.1% 32.4% 35.5% 39.1% 39.3% 38.7% 3 Advanced Materials & Catalysts 31.1% 31.2% 36.4% 33.5% 42.1% 35.4% 1,2 30.7% 29.0% 30.7% 30.8% 34.1% 31.9% Total Adjusted EBITDA Margin 1. See Appendix for Reconciliations of non-GAAP measures 2. Totals include corporate costs 3. Adjusted EBITDA includes proportionate 50% share of sales from the Zeolyst Joint Venture * Rounding discrepancies may arise when rounding results from dollars (in thousands) to dollars (in millions) 71

Reconciliation of Net Income to Adjusted EBITDA

($ in millions, except %)	TTM September 30, 2023	TTM September 30, 2022	TTM September 30, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Reconciliation of net income to Adjusted EBITDA								
Net income	62.7	56.2	40.0	69.8	1.8	54.3	31.1	5.3
Provision (benefit) for income taxes	20.5	29.0	(42.0)	24.9	12.1	(52.1)	12.3	8.0
Interest expense, net	41.2	35.7	37.7	37.2	37.0	50.4	66.9	72.3
Depreciation and amortization	82.9	78.4	80.5	79.2	79.7	76.9	74.8	72.2
EBITDA	**207.3**	**199.3**	**116.2**	**211.1**	**130.6**	**129.5**	**185.1**	**157.8**
Joint venture depreciation, amortization and interest[a]	14.1	16.2	15.0	16.0	15.6	14.7	14.7	12.6
Amortization of investment in affiliate step-up[b]	6.4	6.4	6.5	6.4	6.5	6.6	7.5	6.6
Debt extinguishment costs	—	—	35.4	—	26.9	25.0	3.4	7.8
Net loss on asset disposals[c]	5.7	2.4	8.1	3.6	5.7	4.7	4.6	10.4
Foreign currency exchange (gain) loss[d]	(1.1)	2.0	0.1	1.4	4.7	(5.3)	1.2	13.9
LIFO expense (benefit)[e]	2.3	0.1	(2.5)	(0.2)	(1.9)	(5.3)	6.5	0.8
Transaction and other related costs[f]	2.9	7.3	1.3	7.0	2.0	1.1	0.2	0.5
Equity-based compensation	15.8	26.4	26.7	20.6	31.8	17.2	13.3	16.9
Restructuring, integration and business optimization expenses[g]	6.0	8.6	3.1	11.6	3.0	2.0	2.6	6.8
Gain on contract termination[h]	—	—	—	—	—	—	—	(20.6)
Other[i]	(0.1)	2.0	0.4	(0.7)	2.7	2.4	1.0	4.7
Adjusted EBITDA[1]	**259.3**	**270.7**	**210.3**	**276.8**	**227.6**	**192.6**	**240.1**	**218.2**

1. For additional information with respect to each adjustment, see appendix "Descriptions for reconciliations of Non-GAAP financial measures"
* Rounding discrepancies may arise when rounding results from dollars (in thousands) to dollars (in millions)

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Descriptions for reconciliation of Non-GAAP financial measures a. We use Adjusted EBITDA as a performance measure to evaluate our financial results. Because our Catalyst Technologies segment includes our 50% interest in the Zeolyst Joint Venture, we include an adjustment for our 50% proportionate share of depreciation, amortization and interest expense of the Zeolyst Joint Venture. b. Represents the amortization of the fair value adjustments associated with the equity affiliate investment in the Zeolyst Joint Venture as a result of the combination of the businesses of PQ Holdings Inc. and Eco Services Operations LLC in May 2016. We determined the fair value of the equity affiliate investment and the fair value step-up was then attributed to the underlying assets of the Zeolyst Joint Venture. Amortization is primarily related to the fair value adjustments associated with intangible assets, including customer relationships and technical know-how. c. When asset disposals occur, we remove the impact of net gain/loss of the disposed asset because such impact primarily reflects the non-cash write-off of long-lived assets no longer in use. d. Reflects the exclusion of the foreign currency transaction gains and losses in the statements of income related to the non-permanent intercompany debt denominated in local currency translated to U.S. dollars. e. Represents non-cash adjustments to the Company’s LIFO reserves for certain inventories in the U.S. that are valued using the LIFO method, effectively reflecting the results as if these inventories were valued using the FIFO method, which we believe provides a means of comparison to other companies that may not use the same basis of accounting for inventories. f. Relates to certain transaction costs, including debt financing, due diligence and other costs related to transactions that are completed, pending or abandoned, that we believe are not representative of our ongoing business operations. g. Includes the impact of restructuring, integration and business optimization expenses, which are incremental costs that are not representative of our ongoing business operations. h. Represents a non-cash gain on the write-off of the remaining liability under a contractual supply arrangement. As part of Eco Services LLC’s acquisition of substantially all of the assets of Solvay USA Inc.’s sulfuric acid refining services business unit on December 1, 2014, we recognized a liability as part of business combination accounting related to our obligation to serve a customer under a pre-existing unfavorable supply agreement. In December 2018, the customer who was party to the agreement closed its facility, and as a result, we were relieved from our obligation to continue to supply the customer on the below market contract. Because the fair value of the unfavorable contract liability was recognized as part of the application of business combination accounting, and since the write-off of the remaining liability was non-cash in nature, we believe this gain is a special item that is not representative of our ongoing business operations. i. Other consists of adjustments for items that are not core to our ongoing business operations. These adjustments include environmental remediation and other legal costs, expenses for capital and franchise taxes, and defined benefit pension and postretirement plan (benefits) costs, for which our obligations are under plans that are frozen. Also included in this amount are adjustments to eliminate the benefit realized in cost of goods sold of the allocation of a portion of the contract manufacturing payments under the five-year agreement with the buyer of the Performance Chemicals business to the financing obligation under the failed sale-leaseback. Included in this line-item are rounding discrepancies that may arise from rounding from dollars (in thousands) to dollars (in millions). 73

Cash Conversion & Net Debt Leverage Ratio Cash Conversion Year Ended December 31, ($ in millions, except %) 2022 2021 2020 2019 2018 Adjusted EBITDA 276.8 227.6 192.6 240.1 218.2 1 Less: Capex 59.5 66.4 54.5 70.3 77.0 Cash Conversion 217.5 161.2 138.1 169.9 141.3 2 Cash Conversion % 79% 71% 72% 71% 65% 3 Capital Intensity % 21.5% 29.2% 28.3% 29.3% 35.3% Net Debt Leverage Ratio Year Ended December 31, TTM ($ in millions, except %) 2022 2021 2020 2019 2018 Q3 2023 Q3 2022 Q3 2021 4 Total debt 886.4 895.5 1,426.4 1,932.1 2,148.4 879.8 888.8 897.7 4 Less: Cash and cash equivalents 110.9 140.9 137.2 73.9 59.8 38.3 121.4 104.8 Net debt 775.5 754.6 1,289.2 1,858.2 2,088.6 841.5 767.4 792.9 Adjusted EBITDA - Continuing Operations 276.8 227.6 192.6 240.1 218.2 259.3 270.7 210.3 Adjusted EBITDA - Discontinued Operations — — 142.4 231.0 243.4 — — — Net Debt Leverage Ratio 2.8x 3.3x 3.8x 3.9x 4.5x 3.2x 2.8x 3.8x 1. Capex for cash conversion includes 50% of spend for the Zeolyst Joint Venture 2. Cash Conversion % = (Adjusted EBITDA-Capex)/(Adjusted EBITDA) 3. Capital Intensity % = (Capex/Adjusted EBITDA) 4. 2018-2020 Net Debt and Cash & Cash Equivalents includes discontinued 74 operations

ROANTA 1 ROANTA Year Ended December 31, ($ in millions, except %) 2022 2021 2020 2019 2018 Adjusted EBITDA 276.8 227.6 192.6 240.1 218.2 Less: Depreciation 74.7 74.6 73.4 69.5 66.7 EBITA 202.3 153.0 119.2 170.7 151.6 Tax Rate 25% 25% 25% 25% 25% Numerator 151.7 114.8 89.4 128.0 113.7 Property, Plant & Equipment, Net 642.8 661.7 663.1 690.2 683.5 Working Capital Accounts Receivable 117.8 116.0 62.7 93.0 84.4 Inventory 113.5 112.1 101.9 114.8 84.2 Accounts Payable 55.3 67.3 51.3 51.0 48.8 Net Working Capital 176.0 160.8 113.3 156.8 119.8 Denominator 820.7 799.5 811.7 825.2 ROANTA 18.5% 14.4% 11.0% 15.5% 1. ROANTA is calculated on a two year average and amounts presented includes 50% share of the Zeolyst Joint Venture 75